                              JEFFERIES GROUP, INC.


                        UNAUDITED FINANCIAL INFORMATION
                          RELATING TO PLANNED SPIN-OFF

================================================================================


                                                                                          PAGE
                                                                                          ----
 Highlights

        Planned Transaction............................................................    1-3

        Selected Financial Information.................................................    4-6

 Appendix

        Jefferies Group, Inc. Consolidating Statements of Financial Condition..........    A

        Jefferies Group, Inc. Consolidating Statements of Earnings for Three Months
                      Ended September 25, 1998 & September 26, 1997....................    B

        Jefferies Group, Inc. Consolidating Statements of Earnings for Nine Months
                      Ended September 25, 1998 & September 26, 1997....................    C

        Jefferies Group, Inc. Consolidating Statements of Earnings for Three Years
                      Ended December 31, 1997 .........................................    D

        JEFCO Quarterly Statements of Earnings ........................................    E

        JEFCO Annual Statements of Earnings ...........................................    F


This document contains statements concerning the timing, structure and ramifications of the proposed spin-off and related transactions that are intended to be "forward-looking statements," as that phrase is defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which can be identified by the use of terms such as "plan", "anticipate", "will", "would", "expect", "estimate" or variations of such terms, may not occur as presently anticipated in the event necessary approvals are not obtained or are not obtained on acceptable terms or in the event of adverse developments in the market for Jefferies Group or ITGI securities or in securities markets in general. As a result, no forward-looking statement should be regarded as a representation by Jefferies Group, ITGI or any other person that the presently anticipated events will occur as described herein.

PLANNED TRANSACTION
================================================================================


On March 17, 1998, Jefferies Group, Inc. and Investment Technology Group, Inc. announced plans to separate Jefferies & Company, Inc. and Investment Technology Group, Inc. through a spin-off.

Jefferies Group, Inc. is a holding company for two principal lines of business: a full-service global investment bank serving institutions and small- to medium-sized corporations (referred to in this document as "JEFCO"); and 81.4 percent-owned Investment Technology Group, Inc., the leading provider of technology-based equity trading services and transaction research to institutional investors and brokers.

According to the plan, Jefferies Group shareholders will own 100% of JEFCO and approximately 81.4% of ITGI when the transaction closes. The public ITGI shareholders will continue to own approximately 18.6% of ITGI. The spin-off will be accomplished by a tax-free distribution of 100% of the shares of a new holding company, JEFCO, to Jefferies Group shareholders. Jefferies Group's 15 million shares of ITGI would then be its only asset. (As of September 25, 1998, total outstanding shares of ITGI were 18.4 million.) The spin-off would be followed immediately by a tax-free merger of Jefferies Group and ITGI.

Jefferies Group is seeking a ruling from the IRS regarding the tax-free nature of the distribution of JEFCO and expects to complete the transaction in January 1999.

PLANNED TRANSACTION
================================================================================


Jefferies Group and ITGI expect that both companies will have financial strength and flexibility for future growth. The spin-off plan calls for:

        o Increasing JEFCO's capital base through a combination of Jefferies Group stock option exercises, termination of Jefferies Group's deferred compensation plan, various tax benefits and a special dividend of approximately $50-75 million from ITGI to all of its stockholders. It is currently anticipated that at the transaction closing date, JEFCO will have a minimum equity capital base of $320 million and ITGI will have a minimum equity capital base of $20 million.

        o Assumption by JEFCO of Jefferies Group's existing $150 million senior unsecured debt obligation.

        o Establishing an employee stock ownership plan at JEFCO, which will further align the interests of employees and stockholders at JEFCO by providing equity-based compensation incentives linked directly to JEFCO's operating performance.

The spin-off and restructuring transactions are contingent on a number of factors, including receipt of all required Board of Directors and shareholder approvals of Jefferies Group and ITGI, receipt of a favorable tax ruling from the IRS and other required regulatory and contractual approvals.

PLANNED TRANSACTION
================================================================================



                 -------------------
                 /    JEF GROUP    /
     /---------> /  SHAREHOLDERS   /
     /           /  100% OWNERSHIP /
     /           -------------------
     /                    /
     /                    /
     /                    /
     /           -------------------
     /           /                 /                             ---------------------
     /           /    JEFFERIES    /                             /        ITGI       /
     /           /    ---------    /                             / MINORITY INTEREST /
     /           /   GROUP, INC.   /-----------------------------/                   /
  ------------   /                 /                             /                   /
  / SPIN-OFF /   /  81% OWNERSHIP  /                             /   19% OWNERSHIP   /
  ------------   -------------------                              --------------------
     /          /            /                                              /
     /         /             /                 UPSTREAM MERGER              /
     /        /              /                 ---------------              /
     /       /               /       -  MERGE ITGI INTO JEF GROUP AND       /
     /      /                /          EXCHANGE MINORITY INTEREST SHARES   /
     /     /                 /          IN ITGI FOR JEF GROUP SHARES        /
     /    /                  /       -  CHANGE JEF GROUP NAME TO ITGI       /
     /   /                   /                                              /
     /  /                    /                                              /
 ------------                /           ----------------                   /
 /          /                /           /  INVESTMENT   /                  /
 / "JEFCO"  /                ------------/  TECHNOLOGY   /------------------
 /          /                            /  GROUP, INC.  /
 -----------                             ----------------

- -  Post Spin-Off                       - -  Post Spin-Off
     Minimum Equity: $320mm                   Minimum Equity: $20mm




JEFFERIES GROUP, INC. CONSOLIDATED FINANCIAL INFORMATION
================================================================================


SELECTED CONSOLIDATED FINANCIAL DATA
--------------------------------------------------------------------------------
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                           THREE MONTHS ENDED                   NINE MONTHS ENDED
                                                     ------------------------------      ------------------------------
                                                     SEPTEMBER 25,     SEPTEMBER 26,     SEPTEMBER 25,     SEPTEMBER 26,
                                                         1998              1997              1998              1997
                                                     ------------------------------      ------------------------------

STATEMENT OF EARNINGS(a)
Net Revenues                                         $    163,932      $    166,263      $    529,191      $    487,482

Operating Income                                           32,009            26,405            99,151            83,299

Income Taxes                                               13,761            10,863            42,496            34,065
Minority Interest                                           2,572             1,122             5,677             3,669
                                                     ------------      ------------      ------------      ------------
Net Earnings                                         $     15,676      $     14,420      $     50,978      $     45,565

EARNINGS PER SHARE
Diluted Earnings                                     $       0.66      $       0.63      $       2.18      $       2.01

Diluted Weighted Average Shares Outstanding                22,965            22,300            22,918            22,310


                                                                 YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------

                                                         1997              1996              1995
                                                     ------------------------------------------------

STATEMENT OF EARNINGS(a)
Net Revenues                                         $    703,038      $    478,774      $    351,222

Operating Income                                          115,950            83,187            53,238

Income Taxes                                               47,677            35,438            21,911
Minority Interest                                           4,706             4,189             2,798
                                                     ------------      ------------      ------------
Net Earnings                                         $     63,567      $     43,560      $     28,529

EARNINGS PER SHARE
Diluted Earnings                                     $       2.80      $       1.84      $       1.19

Diluted Weighted Average Shares Outstanding                22,349            23,410            23,922


                                                          AS OF                      AS OF DECEMBER 31,
                                                     ----------------    ------------------------------------------
                                                      SEPTEMBER 25,
                                                           1998              1997           1996           1995
                                                     ----------------    ------------------------------------------
FINANCIAL CONDITION(a)
Cash, Cash Equivalents, and Short Term Investments   $    374,193        $    224,465   $    180,435   $     72,821
Total Assets                                            2,588,426           2,099,542      1,568,087      1,536,969
Long-Term Debt                                            149,363             149,290         52,987         56,322
Stockholders' Equity                                      303,623             242,756        195,445        186,261

Shares Outstanding                                         21,030              20,286         20,726         22,514

SELECTED RATIOS:
Pre-Tax Margin (as a % of Net Revenue)                         19%                 16%            17%            15%
Return on Average Equity                                       25%(b)              30%            23%            17%
Book Value Per Share Outstanding                     $      14.44        $      11.97   $       9.43   $       8.28

(a) ITGI is fully consolidated into Jefferies Group, Inc. The minority interest in ITGI is recorded as a liability. This liability representing the minority interest is increased each period by the minority's share of net income from ITGI and such amount is deducted from the determination of net earnings from Jefferies Group, Inc.

(b)     Annualized Return on Average Equity.

SEGMENT FINANCIAL INFORMATION - "JEFCO"
================================================================================
SELECTED FINANCIAL DATA

The following represents historical financial information of Jefferies Group, Inc.'s core brokerage and banking business - "JEFCO."

 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                            THREE MONTHS ENDED               NINE MONTHS ENDED
                                                                       ----------------------------    ----------------------------
                                                                       SEPTEMBER 25,   SEPTEMBER 26,   SEPTEMBER 25,   SEPTEMBER 26,
                                                                           1998            1997            1998            1997
                                                                       ----------------------------    ----------------------------

STATEMENT OF EARNINGS(c)
Net Revenues                                                           $    103,738    $    133,536    $    380,270    $    388,641
Contribution to Consolidated Jefferies Group, Inc. Net Earnings               4,364           9,073          25,481          28,226

EARNINGS PER SHARE
Contribution to Consolidated Jefferies Group, Inc.
      Diluted Earnings(a)                                              $       0.19    $       0.41    $       1.11    $       1.27


                                                                                 YEAR ENDED DECEMBER 31,
                                                                       --------------------------------------------

                                                                           1997            1996            1995
                                                                       --------------------------------------------

STATEMENT OF EARNINGS(c)
Net Revenues                                                           $    569,528    $    369,183    $    279,939
Contribution to Consolidated Jefferies Group, Inc. Net Earnings              41,356          24,414          16,422

EARNINGS PER SHARE
Contribution to Consolidated Jefferies Group, Inc.
      Diluted Earnings(a)                                              $       1.85    $       1.04    $       0.69


                                                           AS OF                     AS OF DECEMBER 31,
                                                     ----------------   ------------------------------------------
                                                       SEPTEMBER 25,
                                                           1998              1997           1996           1995
                                                     ----------------   ------------------------------------------
FINANCIAL CONDITION(c)
Cash, Cash Equivalents, and Short Term Investments   $    276,491       $    173,202   $    136,480   $     54,861
Total Assets                                            2,430,991          1,994,684      1,493,117      1,497,351
Long-Term Debt                                            149,363            149,290         52,987         56,322
Stockholders' Equity                                      199,923            165,568        140,314        149,163

SELECTED RATIOS:
Pre-Tax Margin (as a % of Net Revenue)                         11%                12%            11%            10%
Return on Average Equity                                       17%(b)             27%            17%            11%

(a) Contribution is calculated based on consolidated Jefferies Group, Inc. diluted weighted average shares outstanding.

(b)     Annualized Return on Average Equity.

(c) Subsequent to the completion of the transaction, ITGI will be shown as a discontinued operation on the JEFCO financial statements.

SEGMENT FINANCIAL INFORMATION - "ITGI"
================================================================================
SELECTED FINANCIAL DATA

The following represents historical financial information of Jefferies Group, Inc.'s equity ownership of approximately 81% currently of Investment Technology Group, Inc. - "ITGI."

(Dollars in thousands except per share amounts)

                                                               THREE MONTHS ENDED              NINE MONTHS ENDED
                                                          ----------------------------    ----------------------------
                                                          SEPTEMBER 25,   SEPTEMBER 26,   SEPTEMBER 25,   SEPTEMBER 26,
                                                              1998            1997            1998            1997
                                                          ----------------------------    ----------------------------

STATEMENT OF EARNINGS
Net Revenues                                              $   57,680      $   33,430      $  149,958      $  100,663
Contribution to Consolidated Jefferies Group, Inc.
      Net Earnings(a)                                         11,312           5,347          25,497          17,339

EARNINGS PER SHARE
Contribution to Consolidated Jefferies Group, Inc.
      Diluted Earnings(b)                                 $     0.47      $     0.22      $     1.07      $     0.74


                                                                    YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------

                                                              1997            1996            1995
                                                          --------------------------------------------

STATEMENT OF EARNINGS
Net Revenues                                              $   136,896     $   111,333     $   72,328
Contribution to Consolidated Jefferies Group, Inc.
      Net Earnings(a)                                          22,211          19,146         12,107

EARNINGS PER SHARE
Contribution to Consolidated Jefferies Group, Inc.
      Diluted Earnings(b)                                 $      0.95     $      0.80     $     0.50


                                                             AS OF                  AS OF DECEMBER 31,
                                                       ---------------  ------------------------------------------
                                                        SEPTEMBER 25,
                                                             1998           1997           1996           1995
                                                       ---------------  ------------------------------------------
FINANCIAL CONDITION
Cash, Cash Equivalents, and Short Term Investments     $   97,702       $   51,263     $   43,955     $   17,960
Total Assets                                              166,652          113,641         82,798         55,318
Long-Term Debt                                                  0                0              0              0

Selected Ratios:
Pre-Tax Margin (as a % of Net Revenue)                         38%              35%            37%            34%


(a) Contribution to consolidated Jefferies Group, Inc. net earnings represent Jefferies Group, Inc.'s ownership percentage of approximately 81% of ITGI.

(b) Contribution is calculated based on consolidated Jefferies Group, Inc. diluted weighted average shares outstanding including earnings adjustments for stock options of ITGI.

APPENDIX A
================================================================================
JEFFERIES GROUP INC. CONSOLIDATING STATEMENTS OF FINANCIAL CONDITION AS OF SEPTEMBER 25, 1998 AND DECEMBER 31, 1997

The following table represents the historical assets and liabilities of Jefferies Group, Inc. broken down between its core brokerage and banking business - "JEFCO" - and its approximately 81% ownership interest of ITGI.


(DOLLARS IN THOUSANDS)

                                                                        AS OF SEPTEMBER 25, 1998
                                                             --------------------------------------------
                                                                                               JEFFERIES
                                                                ITGI(a)        JEFCO(a)(b)     GROUP, INC.
                                                             --------------  -------------   ------------

ASSETS
Cash and cash equivalents                                    $     97,702    $     60,248    $    157,950
Cash and securities segregated and on deposit for
     regulatory purposes or deposited with clearing and
     depository organizations                                           0          48,498          48,498
Receivables from brokers and dealers                                5,377       1,835,225       1,835,225
Receivables from customers, officers and directors                      0         146,763         146,763
Securities owned                                                      272         135,861         136,133
Investments                                                        11,308         139,119         150,427
Premises and equipment                                             19,270          20,422          39,692
Other assets                                                       32,723          44,855          73,738
                                                             ------------    ------------    ------------
                                                             $    166,652    $  2,430,991    $  2,588,426
                                                             ============    ============    ============

LIABILITIES AND
STOCKHOLDERS' EQUITY
Bank loans                                                   $      2,000    $          0    $      2,000
Payable to brokers and dealers                                          0       1,580,937       1,580,937
Payable to customers                                                    0         185,070         185,070
Securities sold, not yet purchased                                    170          63,545          63,715
Accrued expenses and other liabilities                             37,117         252,153         280,053
                                                             ------------    ------------    ------------
                                                                   39,287       2,081,705       2,111,775
Long-term debt                                                          0         149,363         149,363
Minority interest                                                  23,665               0          23,665
                                                             ------------    ------------    ------------
                                                                   62,952       2,231,068       2,284,803
Stockholders' equity                                              103,700         199,923         303,623
                                                             ------------    ------------    ------------
                                                             $    166,652    $  2,430,991    $  2,588,426
                                                             ============    ============    ============


                                                                       AS OF DECEMBER 31, 1997
                                                             --------------------------------------------
                                                                                               JEFFERIES
                                                                ITGI(a)       JEFCO(a)(b)     GROUP, INC.
                                                             ------------    ------------    -------------

ASSETS
Cash and cash equivalents                                    $     51,263    $     58,225    $    109,488
Cash and securities segregated and on deposit for
     regulatory purposes or deposited with clearing and
     depository organizations                                           0          30,977          30,977
Receivables from brokers and dealers                                2,931       1,269,664       1,269,664
Receivables from customers, officers and directors                      0         166,284         166,284
Securities owned                                                      358         245,055         245,413
Investments                                                        10,935         143,649         154,584
Premises and equipment                                             19,506          23,322          42,828
Other assets                                                       28,648          57,508          80,304
                                                             ------------    ------------    ------------
                                                             $    113,641    $  1,994,684    $  2,099,542
                                                             ============    ============    ============
LIABILITIES AND
STOCKHOLDERS' EQUITY
Bank loans                                                   $          0    $          0    $          0
Payable to brokers and dealers                                          0         981,705         981,705
Payable to customers                                                    0         202,255         202,255
Securities sold, not yet purchased                                      3         188,700         188,703
Accrued expenses and other liabilities                             19,875         307,166         318,258
                                                             ------------    ------------    ------------
                                                                   19,878       1,679,826       1,690,921
Long-term debt                                                          0         149,290         149,290
Minority interest                                                  16,575               0          16,575
                                                             ------------    ------------    ------------
                                                                   36,453       1,829,116       1,856,786
Stockholders' equity                                               77,188         165,568         242,756
                                                             ------------    ------------    ------------
                                                             $    113,641    $  1,994,684    $  2,099,542
                                                             ============    ============    ============


(a) Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group, Inc. balance shown.

(b) Subsequent to the completion of the transaction, ITGI will be shown as a discontinued operation on the JEFCO financial statements.

APPENDIX B
================================================================================
JEFFERIES GROUP, INC. CONSOLIDATING STATEMENTS OF EARNINGS FOR THREE MONTHS ENDED SEPTEMBER 25, 1998 AND SEPTEMBER 26, 1997

The following table represents the results of operations of Jefferies Group, Inc. broken down between its core brokerage and banking business - "JEFCO" - and its approximately 81% ownership interest of ITGI.


(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                            FOR THE THREE MONTHS ENDED SEPTEMBER 25, 1998
                                                          ------------------------------------------------
                                                                                                JEFFERIES
                                                             ITGI(a)       JEFCO(a)(c)         GROUP, INC.
                                                          ------------------------------------------------

Total revenues                                              $57,697          $124,041           $184,281
Interest expense                                                 17            20,303             20,349
                                                            --------------------------------------------
Revenues, net of interest expense                            57,680           103,738            163,932
Total non-interest expenses                                  31,949            97,460            131,923
                                                            --------------------------------------------
Earnings before income taxes and minority interest           25,731             6,278             32,009
Income taxes                                                 11,847             1,914             13,761
                                                            --------------------------------------------
Earnings before minority interest                            13,884             4,364             18,248
Minority interest                                             2,572                 0              2,572
                                                            --------------------------------------------
Net earnings                                                $11,312          $  4,364           $ 15,676

EARNINGS PER SHARE
         Basic Earnings(b)                                  $  0.51          $   0.19           $   0.70
         Diluted Earnings(b)                                $  0.47          $   0.19           $   0.66


                                                            FOR THE THREE MONTHS ENDED SEPTEMBER 26, 1997
                                                          ------------------------------------------------
                                                                                                JEFFERIES
                                                             ITGI(a)        JEFCO(a)(c)        GROUP, INC.
                                                          ------------------------------------------------

Total revenues                                              $33,437          $152,090           $184,823
Interest expense                                                  7            18,554             18,560
                                                            --------------------------------------------
Revenues, net of interest expense                            33,430           133,536            166,263
Total non-interest expenses                                  22,104           118,457            139,858
                                                            --------------------------------------------
Earnings before income taxes and minority interest           11,326            15,079             26,405
Income taxes                                                  4,857             6,006             10,863
                                                            --------------------------------------------
Earnings before minority interest                             6,469             9,073             15,542
Minority interest                                             1,122                 0              1,122
                                                            --------------------------------------------
Net earnings                                                $ 5,347          $  9,073           $ 14,420

EARNINGS PER SHARE
         Basic Earnings(b)                                  $  0.25          $   0.42          $   0.67
         Diluted Earnings(b)                                $  0.22          $   0.41          $   0.63


(a) Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group, Inc. balance shown.

(b) For ITGI and JEFCO, the earnings per share represent the contribution to consolidated Jefferies Group, Inc. earnings per share for basic and diluted.

(c) Subsequent to the completion of the transaction, ITGI will be shown as a discontinued operation on the JEFCO financial statements.

APPENDIX C
================================================================================
JEFFERIES GROUP, INC. CONSOLIDATING STATEMENTS OF EARNINGS FOR NINE MONTHS ENDED SEPTEMBER 25, 1998 AND SEPTEMBER 26, 1997

The following table represents the results of operations of Jefferies Group, Inc. broken down between its core brokerage and banking business - "JEFCO" - and its approximately 81% ownership interest of ITGI.

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                          FOR THE NINE MONTHS ENDED SEPTEMBER 25, 1998
                                                          --------------------------------------------
                                                                                            JEFFERIES
                                                             ITGI(a)        JEFCO(a)(c)    GROUP, INC.
                                                          --------------------------------------------

Total revenues                                            $  149,989      $  437,588      $  586,521
Interest expense                                                  31          57,318          57,330
                                                          ----------      ----------      ----------
Revenues, net of interest expense                            149,958         380,270         529,191
Total non-interest expenses                                   92,510         338,567         430,040
                                                          ----------      ----------      ----------
Earnings before income taxes and minority interest            57,448          41,703          99,151
Income taxes                                                  26,274          16,222          42,496
                                                          ----------      ----------      ----------
Earnings before minority interest                             31,174          25,481          56,655
Minority interest                                              5,677               0           5,677
                                                          ----------      ----------      ----------
Net earnings                                              $   25,497      $   25,481      $   50,978

EARNINGS PER SHARE
         Basic Earnings(b)                                $     1.14      $     1.15      $     2.29
         Diluted Earnings(b)                              $     1.07      $     1.11      $     2.18


                                                          FOR THE NINE MONTHS ENDED SEPTEMBER 26, 1997
                                                          --------------------------------------------
                                                                                            JEFFERIES
                                                             ITGI(a)        JEFCO(a)(c)    GROUP, INC.
                                                          --------------------------------------------

Total revenues                                            $  100,770      $  434,531      $  533,486
Interest expense                                                 107          45,890          46,004
                                                          ----------      ----------      ----------
Revenues, net of interest expense                            100,663         388,641         487,482
Total non-interest expenses                                   64,051         341,954         404,183
                                                          ----------      ----------      ----------
Earnings before income taxes and minority interest            36,612          46,687          83,299
Income taxes                                                  15,604          18,461          34,065
                                                          ----------      ----------      ----------
Earnings before minority interest                             21,008          28,226          49,234
Minority interest                                              3,669               0           3,669
                                                          ----------      ----------      ----------
Net earnings                                              $   17,339      $   28,226      $   45,565

EARNINGS PER SHARE
         Basic Earnings(b)                                $     0.81      $     1.31      $     2.12
         Diluted Earnings(b)                              $     0.74      $     1.27      $     2.01


(a) Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group, Inc. balance shown.

(b) For ITGI and JEFCO, the earnings per share represent the contribution to consolidated Jefferies Group, Inc. earnings per share for basic and diluted.

(c) Subsequent to the completion of the transaction, ITGI will be shown as a discontinued operation of the JEFCO financial statements.

APPENDIX D
================================================================================
JEFFERIES GROUP, INC. CONSOLIDATING STATEMENTS OF EARNINGS FOR THREE YEARS
ENDED DECEMBER 31, 1997

The following table represents the results of operations of Jefferies Group, Inc. broken down between its core brokerage and banking business - "JEFCO" - and its approximately 81% ownership interest of ITGI.

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                              FOR THE YEAR ENDED DECEMBER 31, 1997
                                                          --------------------------------------------
                                                                                            JEFFERIES
                                                             ITGI(a)        JEFCO(a)(c)    GROUP, INC.
                                                          ------------    ------------    ------------

Total revenues                                            $    137,042    $    630,842    $    764,504
Interest expense                                                   146          61,314          61,466
                                                          ------------    ------------    ------------
Revenues, net of interest expense                              136,896         569,528         703,038
Total non-interest expenses                                     89,636         500,838         587,088
                                                          ------------    ------------    ------------
Earnings before income taxes and minority interest              47,260          68,690         115,950
Income taxes                                                    20,343          27,334          47,677
                                                          ------------    ------------    ------------
Earnings before minority interest                               26,917          41,356          68,273
Minority interest                                                4,706               0           4,706
                                                          ------------    ------------    ------------
Net earnings                                              $     22,211    $     41,356    $     63,567

EARNINGS PER SHARE
        Basic Earnings(b)                                 $       1.03    $       1.92    $       2.95
        Diluted Earnings(b)                               $       0.95    $       1.85    $       2.80


                                                              FOR THE YEAR ENDED DECEMBER 31, 1996
                                                          --------------------------------------------
                                                                                            JEFFERIES
                                                             ITGI(a)       JEFCO(a)(c)     GROUP, INC.
                                                          ------------    ------------    ------------

Total revenues                                            $    111,556    $    407,023    $    516,626
Interest expense                                                   223          37,840          37,852
                                                          ------------    ------------    ------------
Revenues, net of interest expense                              111,333         369,183         478,774
Total non-interest expenses                                     70,332         326,997         395,587
                                                          ------------    ------------    ------------
Earnings before income taxes and minority interest              41,001          42,186          83,187
Income taxes                                                    17,666          17,772          35,438
                                                          ------------    ------------    ------------
Earnings before minority interest                               23,335          24,414          47,749
Minority interest                                                4,189               0           4,189
                                                          ------------    ------------    ------------
Net earnings                                              $     19,146    $     24,414    $     43,560

EARNINGS PER SHARE
        Basic Earnings(b)                                 $       0.84    $       1.06    $       1.90
        Diluted Earnings(b)                               $       0.80    $       1.04    $       1.84


                                                              FOR THE YEAR ENDED DECEMBER 31, 1995
                                                          --------------------------------------------
                                                                                            JEFFERIES
                                                             ITGI(a)       JEFCO(a)(c)     GROUP, INC.
                                                          ------------    ------------    ------------

Total revenues                                            $     72,381    $    334,282    $    405,587
Interest expense                                                    53          54,343          54,365
                                                          ------------    ------------    ------------
Revenues, net of interest expense                               72,328         279,939         351,222
Total non-interest expenses                                     47,440         251,589         297,984
                                                          ------------    ------------    ------------
Earnings before income taxes and minority interest              24,888          28,350          53,238
Income taxes                                                     9,983          11,928          21,911
                                                          ------------    ------------    ------------
Earnings before minority interest                               14,905          16,422          31,327
Minority interest                                                2,798               0           2,798
                                                          ------------    ------------    ------------
Net earnings                                              $     12,107    $     16,422    $     28,529

EARNINGS PER SHARE
        Basic Earnings(b)                                 $       0.52    $       0.71    $       1.23
        Diluted Earnings(b)                               $       0.50    $       0.69    $       1.19


(a) Each company's financial statements, which are shown here on a stand alone basis, include intercompany balances which would eliminate in consolidation. As a result, the sum of the two companies may not total the consolidated Jefferies Group, Inc. balance shown.

(b) For ITGI and JEFCO, the earnings per share represent the contribution to consolidated Jefferies Group, Inc. earnings per share for basic and diluted.

(c) Subsequent to the completion of the transaction, ITGI will be shown as a discontinued operation on the JEFCO financial statements.

APPENDIX E
================================================================================
JEFCO QUARTERLY STATEMENTS OF EARNINGS

(Dollars in thousands)

                                                                  1998
                                              --------------------------------------------
                                                 3rd Qtr         2nd Qtr         1st Qtr
                                              --------------------------------------------
Revenues:
     Commissions                              $     49,399    $     41,995    $     42,022
     Principal transactions                         34,103          41,508          47,726
     Corporate finance                              13,489          41,716          54,399
     Interest                                       25,934          23,111          18,968
     Other                                           1,116           1,369             733
                                              --------------------------------------------
          Total revenues                           124,041         149,699         163,848
Interest expense                                    20,303          20,058          16,957
                                              --------------------------------------------
Revenues, net of interest expense                  103,738         129,641         146,891

Non-interest expenses:
     Compensation and benefits                      63,855          77,878          95,430
     Floor Brokerage and clearing fees               8,399           7,729           7,360
     Communications                                 12,213          12,486          10,912
     Occupancy and equipment rental                  3,347           3,436           3,613
     Travel and promotional                          4,203           5,125           4,954
     Other                                           5,443           6,637           5,547
                                              --------------------------------------------
          Total non-interest expenses               97,460         113,291         127,816
                                              --------------------------------------------

Earnings before income taxes                         6,278          16,350          19,075

     Income taxes                                    1,914           6,650           7,658
                                              --------------------------------------------

Net earnings                                  $      4,364    $      9,700    $     11,417


                                                                          1997
                                              ------------------------------------------------------------
                                                 4th Qtr         3rd Qtr         2nd Qtr         1st Qtr
                                              ------------------------------------------------------------
Revenues:
     Commissions                                  $ 43,124        $ 35,266        $ 35,742        $ 34,808
     Principal transactions                         45,582          47,687          45,188          40,624
     Corporate finance                              88,164          47,511          66,008          26,957
     Interest                                       18,303          21,114          17,393          13,846
     Other                                           1,138             512           1,117             758
                                                  --------------------------------------------------------
          Total revenues                           196,311         152,090         165,448         116,993
Interest expense                                    15,424          18,554          15,462          11,874
                                                  --------------------------------------------------------
Revenues, net of interest expense                  180,887         133,536         149,986         105,119

Non-interest expenses:
     Compensation and benefits                     117,788          87,473          99,536          68,822
     Floor Brokerage and clearing fees               7,303           6,764           6,331           6,356
     Communications                                 11,809          10,103           9,966           8,427
     Occupancy and equipment rental                  4,397           4,185           3,612           3,507
     Travel and promotional                          5,296           3,161           3,534           3,309
     Other                                          12,291           6,771           5,605           4,492
                                                  --------------------------------------------------------
          Total non-interest expenses              158,884         118,457         128,584          94,913
                                                  --------------------------------------------------------

Earnings before income taxes                        22,003          15,079          21,402          10,206

     Income taxes                                    8,873           6,006           8,280           4,175
                                                  --------------------------------------------------------
Net earnings                                      $ 13,130        $  9,073        $ 13,122        $  6,031


                                                                          1996
                                              ------------------------------------------------------------
                                                 4th Qtr         3rd Qtr         2nd Qtr         1st Qtr
                                              ------------------------------------------------------------
Revenues:
     Commissions                              $     29,680    $     25,180    $     27,539    $     31,113
     Principal transactions                         36,085          40,835          33,179          35,108
     Corporate finance                              39,715          20,299          22,008          15,848
     Interest                                       11,529          11,121          11,854          12,939
     Other                                             503           1,688             168             632
                                                  --------------------------------------------------------
          Total revenues                           117,512          99,123          94,748          95,640
Interest expense                                     9,711           8,621           9,446          10,062
                                                  --------------------------------------------------------
Revenues, net of interest expense                  107,801          90,502          85,302          85,578

Non-interest expenses:
     Compensation and benefits                      68,402          56,823          54,965          54,256
     Floor Brokerage and clearing fees               5,734           5,504           5,192           5,176
     Communications                                  7,444           5,845           5,989           5,196
     Occupancy and equipment rental                  3,786           3,298           2,951           2,968
     Travel and promotional                          2,946           2,604           2,635           2,518
     Other                                           7,281           5,100           5,539           4,845
                                                  --------------------------------------------------------
          Total non-interest expenses               95,593          79,174          77,271          74,959
                                                  --------------------------------------------------------
Earnings before income taxes                        12,208          11,328           8,031          10,619

     Income taxes                                    5,212           4,701           3,464           4,395
                                                  --------------------------------------------------------
Net earnings                                  $      6,996    $      6,627    $      4,567    $      6,224

NOTE: Subsequent to the completion of the transaction, ITGI will be shown as a discontinued operation on the JEFCO financial statements.

APPENDIX F
--------------------------------------------------------------------------------
JEFCO STATEMENTS OF EARNINGS


(Dollars in thousands)                                                                 YEAR ENDED DECEMBER 31,
                                                                                ------------------------------------
                                                                                  1997          1996          1995
                                                                                ------------------------------------
REVENUES:
      Commissions                                                               $148,940      $113,512      $ 95,892
      Principal transactions                                                     179,081       145,207        98,629
      Corporate finance                                                          228,640        97,870        72,003
      Interest                                                                    70,656        47,443        65,784
      Other                                                                        3,525         2,991         1,974
                                                                                ------------------------------------
             Total revenues                                                      630,842       407,023       334,282
Interest expense                                                                  61,314        37,840        54,343
                                                                                ------------------------------------
Revenues, net of interest expense                                                569,528       369,183       279,939
                                                                                ------------------------------------
NON-INTEREST EXPENSES:
      Compensation and benefits                                                  373,619       234,446       175,101
      Floor brokerage and clearing fees                                           26,754        21,606        15,874
      Telecommunications and data processing services                             40,305        24,474        18,762
      Occupancy and equipment rental                                              15,701        13,003        13,047
      Travel and promotional                                                      15,300        10,703         7,770
      Other                                                                       29,159        22,765        21,035
                                                                                ------------------------------------
             Total non-interest expenses                                         500,838       326,997       251,589
                                                                                ------------------------------------
Operating income                                                                  68,690        42,186        28,350
OTHER INCOME:
      Gain on initial public offering of Investment Technology Group, Inc.             0             0             0
                                                                                ------------------------------------
Earnings from continuing operations before income
      taxes and cumulative effect of change in accounting principle               68,690        42,186        28,350
Income taxes                                                                      27,334        17,772        11,928
                                                                                ------------------------------------
Earnings from continuing operations before cumulative
      effect of change in accounting principle                                    41,356        24,414        16,422
Cumulative effect on prior years of change in accounting principle                     0             0             0
                                                                                ------------------------------------
          NET EARNINGS                                                          $ 41,356      $ 24,414      $ 16,422
                                                                                ====================================


(Dollars in thousands)                                                          YEAR ENDED DECEMBER 31,
                                                                                ----------------------
                                                                                  1994          1993
                                                                                ----------------------
REVENUES:
      Commissions                                                               $ 89,459      $ 82,066
      Principal transactions                                                      67,412        83,361
      Corporate finance                                                           39,818        72,442
      Interest                                                                    50,918        21,600
      Other                                                                          948         1,458
                                                                                ----------------------
             Total revenues                                                      248,555       260,927
Interest expense                                                                  41,587        17,457
                                                                                ----------------------
Revenues, net of interest expense                                                206,968       243,470
                                                                                ----------------------
NON-INTEREST EXPENSES:
      Compensation and benefits                                                  127,826       143,008
      Floor brokerage and clearing fees                                           15,999        12,430
      Telecommunications and data processing services                             16,014        15,217
      Occupancy and equipment rental                                              11,657        10,021
      Travel and promotional                                                       7,538         6,869
      Other                                                                       14,927        15,007
                                                                                ----------------------
             Total non-interest expenses                                         193,961       202,552
                                                                                ----------------------
Operating Income                                                                  13,007        40,918
OTHER INCOME:
      Gain on initial public offering of Investment Technology Group, Inc.        38,420             0
                                                                                ----------------------
Earnings from continuing operations before income
      taxes and cumulative effect of change in accounting principle               51,427        40,918
Income taxes                                                                      22,097        16,656
                                                                                ----------------------
Earnings from continuing operations before cumulative
      effect of change in accounting principle                                    29,330        24,262
Cumulative effect on prior years of change in accounting principle                     0         1,358
                                                                                ----------------------
          NET EARNINGS                                                          $ 29,330      $ 25,620
                                                                                ======================

NOTE: Subsequent to the completion of the transaction, ITGI will be shown as a discontinued operation on the JEFCO financial statements.